Unaudited Interim Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
REVENUES:
Voyage revenues	$ 6,942	$ 8,132
Total Revenues	6,942	8,132
EXPENSES & OTHER OPERATING INCOME:
Voyage expenses	(1,187)	(610)
Vessel operating expenses	(4,314)	(5,282)
Depreciation	(2,348)	(2,281)
Depreciation of dry docking costs	(910)	(494)
Administrative expenses	(827)	(676)
Administrative expenses payable to related parties	(188)	(267)
Share-based payments	(20)	(20)
Other income, net	79	5
Operating loss	(2,773)	(1,493)
Interest income	9	0
Interest expense and finance costs	(2,278)	(1,027)
Gain on derivative financial instruments	1,572	0
Foreign exchange gains/(losses), net	(3)	47
TOTAL LOSS FOR THE PERIOD	(3,473)	(2,473)
Other Comprehensive Income	0	0
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (3,473)	$ (2,473)
Loss per share (U.S.$):
- Basic and Diluted loss per share for the period	$ (0.95)	$ (0.77)